Exhibit 10.3

EXECUTION VERSION

AMENDMENT TO THE RESEARCH COLLABORATION AND LICENSE AGREEMENT

This Amendment to the Research Collaboration and License Agreement (this “Amendment”) is entered into as of February 27, 2015, by and between Novartis Institutes for BioMedical Research, Inc., a corporation organized and existing under the laws of Delaware, with its principal place of business at 250 Massachusetts Avenue, Cambridge, Massachusetts 02139, and Alnylam Pharmaceuticals, Inc., a corporation organized and existing under the laws of Delaware, with its principal place of business at 300 Third Street, 3rd Floor, Cambridge, Massachusetts 02142.

RECITALS:

WHEREAS, Alnylam and Novartis have previously entered into that certain Research Collaboration and License Agreement, dated October 12, 2005, as amended by those two letter agreements dated May 26, 2010 and April 27, 2011 (as amended, the “Agreement”).

WHEREAS, Alnylam and Novartis desire to amend certain terms of the Agreement as set forth in this Amendment.

NOW, THEREFORE, in consideration of the respective representations, warranties, covenants and agreements contained in this Amendment, and for other valuable consideration, the receipt and adequacy of which are hereby acknowledged, Alnylam and Novartis agree as follows:

1.	Definitions. All terms used in this Amendment and not otherwise defined in this Amendment will have the same meanings ascribed to them in the Agreement.

2.	Targets.

(a)	The Parties understand and agree that Exhibit A attached to this Amendment sets forth:

(i)	those Targets that were subject to an Active Program (and have not become an Abandoned Program by operation of this Amendment or otherwise), and thus as of the date first written above continue to give rise to Discovered RNAi Compounds, Collaboration Products and Licensed Products under the Agreement (collectively, “Active Program Targets”); and

(ii)	those Targets that Novartis previously obtained, and continues to have as of the date first written above (including after this Amendment goes into effect), its rights as set forth in Section 8.1(a)(iv)(x) of the Agreement (collectively, “Novartis Section 8 Targets”).

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

EXECUTION VERSION

(b)	The Parties understand and agree that the Targets listed on Exhibit B, by operation of this Amendment as of the date first written above, no longer come within the scope of Novartis’ licenses and other rights under the Agreement. Each such Target will hereafter be treated as an “Abandoned Program” thereunder, and further the consequences set forth in Section 8.4(b) of the Agreement will hereafter apply to such Target (collectively, “Former Active Program Targets”).

3.	Milestone Payment.

(a)	The Parties understand and agree that $[***] of the Payment Amount of $[***] set forth in the first row of the table of Section 4.4(b) will be due and payable to Alnylam on the tenth Business Day after the date first written above, which $[***] will be creditable against such $[***] from such row if such corresponding Milestone Event is achieved thereafter (but not creditable against any other payments payable by Novartis to Alnylam under the Agreement). Such $[***] payment will be made by Novartis to Alnylam without any deduction, reduction or right of set-off of any kind, and notwithstanding any other contrary terms in the Agreement or subsequent events.

(b)	In consideration of the foregoing payment to be made by Novartis to Alnylam, the Parties hereby agree to the additional terms set forth on Exhibit C.

4.	IP and Other Amendments.

(a)	The definition of “Alnylam Know-How” is hereby deleted in its entirety and replaced with the following: “Alnylam Know-How” shall mean Know-How first Controlled by Alnylam on or before March 31, 2016 (and expressly excluding Know-How first Controlled by Alnylam thereafter), including Broad RNAi Know-How.”.

(b)	In the definition of “Broad RNAi Know-How”, the clause “all Know-How now or in the future Controlled by Alnylam,” is hereby deleted in its entirety and replaced with the following: “ “all Know-How first Controlled by Alnylam on or before March 31, 2016 (and expressly excluding Know-How first Controlled by Alnylam thereafter),”.

(c)	The definition of “Alnylam Patent Rights” is hereby deleted in its entirety and replaced with the following: “ “Alnylam Patent Rights” shall mean (a) Patent Rights first Controlled by Alnylam on or before March 31, 2016 (and expressly excluding Patent Rights first Controlled by Alnylam thereafter, except for those claims of Patent Rights expressly included by the following clause (b)), and (b) claims of Patent Rights first Controlled by Alnylam after March 31, 2016 to the extent that (1) those Patent Rights claim priority to, and (2) those claims are fully supported and enabled by, in each case ((1) and (2)) any such Patent Rights so first Controlled on or before March 31, 2016 and included in the foregoing clause (a). “Alnylam Patent Rights” will include the Broad RNAi Patent Rights.”.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

EXECUTION VERSION

(d)	In the definition of “Broad RNAi Patent Rights”, the clause “shall mean the Patent Rights listed on Schedule 1(b), the Patents licensed to Alnylam under the Listed Alnylam Third Party Agreements, and all other Patents now or in the future Controlled by Alnylam that Cover” is hereby deleted in its entirety and replaced with the following: “ “shall mean (1)(x) the Patent Rights listed on Schedule 1(b), (y) the Patents licensed to Alnylam under the Listed Alnylam Third Party Agreements, and (z) all other Patent Rights, in each case ((x) through (z)) to the extent first Controlled by Alnylam on or before March 31, 2016 (and expressly excluding Patent Rights first Controlled by Alnylam thereafter, except for those claims of Patent Rights expressly included by the following clause (2)), and (2) claims of Patent Rights first Controlled by Alnylam after March 31, 2016 to the extent that (A) those Patent Rights claim priority to, and (B) those claims are fully supported and enabled by, in each case ((A) and (B)) any such Patent Rights so first Controlled on or before March 31, 2016 and included in the foregoing clause (1), in each case ((1) and (2)) that Cover”.

(e)	Each of Sections 2.5 and 2.7 of the Agreement is hereby deleted in its entirety, and each is hereby replaced with the following: “Intentionally Omitted”.

(f)	Exhibit D sets forth additional reporting obligations of Novartis.

(g)	The following is hereby added between the”);” and the “and” at the end of Section 8.1(a)(iv)(x): “the foregoing license may be sublicensed by Novartis subject to and conditioned upon the following:

(1) any such sublicense complies in full with, and is subject to, Section 3.1(d)(ii) and (not clause (i) thereof); any such sublicensee will have no right to grant further sublicenses;

(2) a Selected Target, and those RNAi Compounds (and Licensed Products containing such RNAi Compounds) against such Selected Target, may be so sublicensed only if [***] by Novartis for at least one RNAi Compound against such Selected Target; for clarity, an RNAi Compound (and Licensed Products containing such RNAi Compound) may be so sublicensed only if Novartis [***] for such RNAi Compound, or Novartis [***] for another RNAi Compound against the same Selected Target as such first RNAi Compound;

(3) the total number of any such sublicenses by Novartis under such license may not exceed [***] (and for clarity any such sublicense may apply to more than one of such Selected Targets and corresponding RNAi Compounds and Licensed Products containing such RNAi Compounds);

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

EXECUTION VERSION

(4) at least [***] days before granting any such sublicense (or any option or other right to any such sublicense), Novartis will notify Alnylam in writing of the identity of such proposed sublicensee (the “Sublicensee Notice”). Within [***] days after receiving such Sublicensee Notice from Novartis, Alnylam will notify Novartis whether or not Alnylam is then in a dispute with such proposed sublicensee, or has reasonable ground for believing that the proposed sublicensee is practicing any Know-How or Patent Rights (including any Alnylam Intellectual Property) owned or in-licensed by Alnylam, its collaborators or any of their respective Affiliates without any valid license or other authorization (and without reference to any safe harbor or other defense under 35 U.S.C. § 271(e)(1) and its counterparts under non-U.S. law). In the event Alnylam reasonably believes such sublicensee is practicing such Know-How or Patent Rights without a valid license or other authorization it shall have the right to object in writing to such sublicensee, setting forth reasonable substantiation supporting its objection, and in that event Novartis will not grant any sublicense to such sublicensee;

(5) if Novartis does not receive any notice from Alnylam as described in subsection (4) above within [***] days after Alnylam’s receipt of the Sublicensee Notice from Novartis, then Novartis may notify Alnylam that if it does not receive an objection from Alnylam on the grounds permitted above within [***] business days, it will proceed with the proposed sublicense, provided, that, Novartis will resubmit any proposed sublicensee to Alnylam if any such sublicense is not granted within [***] days of the initial Sublicensee Notice being received by Alnylam even if the proposed sublicensee is the same; (6) Novartis will provide to Alnylam a copy of any agreement containing any such sublicense so granted (or any option or other right to any such sublicense so granted), provided that Novartis may redact financials from such agreement; and

(6) any such sublicensee will commit, as a condition of such sublicense, to use Commercially Reasonable Efforts (with references to “Party” in such definition referring to such sublicensee and “Collaboration Product” referring to RNAi Compounds (and Licensed Products containing such RNAi Compounds)) to Develop and Commercialize RNAi Compounds (and Licensed Products containing such RNAi Compounds) that are the subject of such sublicense; such obligation will be on a Selected Target-by Selected Target basis if RNAi Compounds against more than one Selected Target are the subject of such sublicense; if such sublicensee fails to comply with the foregoing diligence obligation, then Novartis will notify Alnylam of such failure and terminate such sublicense as to the relevant Selected Target, upon Alnylam’s written request.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

EXECUTION VERSION

5.	Updated Notice Addresses.

(a)	Alnylam hereby designates the following as its corrected notice address under Section 9.3 of the Agreement:

If to Alnylam:

Alnylam Pharmaceuticals, Inc.

300 Third Street, 3rd Floor

Cambridge, Massachusetts 02142

Attention:         General Counsel

Fax:        (617) 551-8101

With a copy (which shall not constitute notice) to:

Goodwin Procter LLP

53 State Street

Boston, MA 02109

Attention:         Kingsley L. Taft, Esq.

Fax:        (617) 523-1231

(b)	Novartis hereby designates the following as its corrected notice address under Section 9.3 of the Agreement:

If to Novartis:

Novartis Institutes for BioMedical Research, Inc.

250 Massachusetts Avenue

Cambridge, Massachusetts 02139

Attention:         General Counsel

Fax:        (617) 871-3354

6.	General Terms.

(a)	Except as expressly amended hereby, the remaining terms of the Agreement will remain in fall force and effect.

(b)	In the event of any conflict between the provisions of the Agreement and this Amendment, the provisions of this Amendment will govern and control.

(c)	The Agreement, as amended by this Amendment, constitutes the entire agreement between Alnylam and Novartis with respect to the subject matter contained in this Amendment and therein, and supersedes all previous agreements, whether written or oral.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

EXECUTION VERSION

(d)	This Amendment will be governed by and interpreted under the laws of in effect in the Commonwealth of Massachusetts, excluding its conflicts of laws principles.

(e)	This Amendment may be executed in counterparts, each of which counterparts, when so executed and delivered, will be deemed to be an original, and all of which counterparts, taken together, will constitute one and the same instrument even if both Parties have not executed the same counterpart. Signatures provided by facsimile transmission will be deemed to be original signatures.

(f)	If, under applicable Law any provision of this Amendment is invalid or unenforceable, or otherwise directly or indirectly affects the validity of any other material provision(s) of the Agreement (“Severed Amendment Clause”), then, it is mutually agreed that this Amendment will endure except for the Severed Clause. The Parties will consult and use their best efforts to agree upon a valid and enforceable provision which will be a reasonable substitute for such Severed Amendment Clause in light of the intent of this Agreement.

[Remainder of Page Intentionally Left Blank]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

EXECUTION VERSION

IN WITNESS WHEREOF, Alnylam and Novartis have caused this Amendment to be duly executed by their authorized representatives, as of the date first written above.

ALNYLAM PHARMACEUTICALS, INC.

By:	/s/ John Maraganore
Name:	John Maraganore
Title:	Chief Executive Officer

NOVARTIS INSTITUTES FOR
BIOMEDICAL RESEARCH, INC.

By:	/s/ Scott A. Brown
Name:	Scott A. Brown
Title:	VP, General Counsel

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

EXECUTION VERSION

Exhibit A

Active Program Targets and Novartis Section 8 Targets

Active Program Targets:

[***]

[***]

[***]

[***]

[***]

[***]

Novartis Section 8 Targets:

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

EXECUTION VERSION

Exhibit B

Former Active Program Targets and Former Novartis Section 8 Targets

Former Active Program Targets:

[***]

[***]

*	The Parties understand and agree that [***] had become an Abandoned Program prior to this Amendment, but have included [***] here for the sake of completeness.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

EXECUTION VERSION

Exhibit C

Additional Terms

The Parties understand agree that:

1.	[***]

2.	[***]

3.	[***]

4.	The Parties agree that Section 9.8 of the Agreement permits Novartis to assign the Agreement to a Third Party in connection with a sale or transfer of all or substantially all of the Novartis business of developing and commercializing RNAi Products notwithstanding continued business of Novartis using [***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

EXECUTION VERSION

Exhibit D

Additional Novartis Reporting Obligations

Once per calendar year, on or around December 31, Novartis shall submit a report to Alnylam that contains the following information:

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.